UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on a Current Report on Form 8-K (the “Prior 8-K) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2021 by Logiq, Inc., a Delaware corporation (the “Company”), on March 3, 2021, the Company, RAI Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Rebel AI, Inc., a Delaware corporation (“Rebel AI”), and Emmanuel Puentes, on behalf of the stockholders of Rebel AI (in such capacity, the “Stockholders’ Agent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon consummation of the transactions contemplated by the Merger Agreement, the parties intended to effect a merger of Merger Sub with and into Rebel AI, whereby the separate existence of Merger Sub would cease and Rebel AI would become a wholly-owned subsidiary of the Company (the “Merger”). A copy of the Merger Agreement was attached as Exhibit 2.1 to the Prior 8-K and is incorporated herein by reference.

On March 29, 2021 (the “Closing Date”), the parties consummated the Merger and Rebel AI became a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, on the Closing Date, the Company issued an aggregate of 1,032,056 restricted shares (the “Shares”) of the Company’s common stock, of which 301,478 Shares were deposited in an escrow account, pending release in accordance with terms of the Merger Agreement. The Shares were valued at $6.634 per Share, which was the volume weighted average closing price of the Company’s common stock on the OTCQX for the twenty consecutive trading days ending on the trading day immediately prior to the Closing Date. The Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to the Prior 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K (“Current Report”) is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s Common Stock on the Closing Date is exempt from registration under the Securities Act in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, as promulgated by the SEC thereunder.

Item 7.01	Regulation FD Disclosure

On March 30, 2021, the Company issued a press release announcing the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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Forward Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the consummation of the Merger and related plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report not later than 71 days after the date upon which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report not later than 71 days after the date upon which this Current Report must be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 30, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: March 30, 2021	By:	/s/ Brent Suen
Brent Suen President and Executive Chairman

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